                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the incorporation by reference in the Registration Statement No. 33-75848 on Form S-4 of First Community Corporation of our report dated February 20, 2003, relating to the financial statements appearing in this Annual Report on Form 10-KSB of First Community Corporation for the year ended December 31, 2002.


                                       /s/ Crowe, Chizek and Company LLP


Brentwood, Tennessee
March 31, 2003


                                       59